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                                                                    Exhibit 99.2


                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Trussco, Inc.
Lafayette, Louisiana

We have audited the accompanying balance sheets of Trussco, Inc. as of December 31, 2003 and 2002, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trussco, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 15, for 2003 and 2002, the Company reclassified certain accounts from operating expenses and other income and expenses to cost of sales. There was no change in net income.

/s/ Broussard, Poche', Lewis & Breaux, L.L.P.

Lafayette, Louisiana
February 27, 2004, except for Note 15, as to which the date is June 28, 2004

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                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Trussco Properties, L.L.C.
Lafayette, Louisiana

We have audited the accompanying balance sheets of Trussco Properties, L.L.C. as of December 31, 2003 and 2002, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trussco Properties, L.L.C. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Broussard, Poche', Lewis & Breaux, L.L.P.

Lafayette, Louisiana
February 27, 2004

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